Vanguard Balanced Index Fund
Supplement Dated September 30, 2022, to the Prospectus and Summary Prospectus Dated April 29, 2022
Important Changes to Vanguard Balanced Index Fund (the Fund)

Effective immediately, Tara Talone has been added as a co-portfolio manager of the bond portion of the Fund. She joins Joshua C. Barrickman, who will continue to co-manage the bond portion of the Fund, and William A. Coleman and Gerard C. O’Reilly, who will continue to co-manage the stock portion of the Fund.
The Fund’s investment objective, strategies, and policies remain unchanged.
Prospectus and Summary Prospectus Text Changes
The following is added under the heading “Investment Advisor” in the Fund Summary section:
Tara Talone, CFA, Portfolio Manager at Vanguard. She has co-managed the bond portion of the Fund since September 2022.
Prospectus Text Changes
The following is added under the heading “Investment Advisor” in the More on the Fund section:
Tara Talone, CFA, Portfolio Manager at Vanguard. She has been with Vanguard since 2006, has managed investment portfolios since 2018, and has co-managed the Fund since September 2022. Education: B.S., Saint Joseph’s University; M.B.A., The Wharton School of the University of Pennsylvania.

© 2022 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 002A 092022
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Vanguard Valley Forge Funds

Supplement Dated September 30, 2022, to the Statement of Additional Information Dated April 29, 2022
Important Changes to Vanguard Balanced Index Fund (the Fund)
Effective immediately, Tara Talone has been added as a co-portfolio manager of the bond portion of the Fund. She joins Joshua C. Barrickman, who will continue to co-manage the bond portion of the Fund, and William A. Coleman and Gerard C. O’Reilly, who will continue to co-manage the stock portion of the Fund.

The Fund’s investment objective, strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following text and table are added under the heading
“1. Other Accounts Managed” on page B-50:
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Tara Talone[1]	Registered investment companies[2]	4	$229B	0	$0
	Other pooled investment vehicles	9	$6B	0	$0
	Other accounts	0	$0	0	$0
1 Ms. Talone began co-managing the bond portion of the Fund on September 30, 2022.
2 Information provided as of August 31, 2022, and includes Vanguard Balanced Index Fund, which held assets of $50 billion as of August 31, 2022.
Within the same section, the following text is added under the subheading “4. Ownership of Securities” on page B-52:

As of August 31, 2022, Ms. Talone did not own shares of Vanguard Balanced Index Fund.
© 2022 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 002B 092022